Mutual Funds
February 28, 2025
Thrivent Small Cap Growth Fund
Class S: TSCGX
Summary Prospectus

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at thriventmutualfunds.com/prospectus. You can also get this information at no cost by calling 800-847-4836 or by sending an email request to contactus@thriventfunds.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the prospectus and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated Feb. 28, 2025, as revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
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Thrivent Small Cap Growth Fund
Class S: TSCGX

Investment Objective
Thrivent Small Cap Growth Fund (the "Fund") seeks long-term capital growth. The Fund's investment objective may be changed without shareholder approval.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and/or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(fees paid directly from your investment)
Class S
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (load) (as a % of the net asset value)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class S
Management Fees	0.79%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.09%
Less Fee Waivers and/or Expense Reimbursements[1]	0.14%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.95%
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The Adviser has contractually agreed, through at least February 28, 2026, to waive a portion of the management fees associated with the Class S shares of the Thrivent Small Cap Growth Fund in order to limit the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 0.95% of the average daily net assets of the Class S shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example for the 1 Year period reflects the effect of the contractual fee waiver and/or expense reimbursement. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
	1 Year	3 Years	5 Years	10 Years
Class S	$97	$333	$587	$1,316
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of small companies. The Adviser focuses mainly on the equity securities of smaller U.S. companies which have market capitalizations equivalent to those companies included in widely known indices such as the Russell 2000® Index, S&P SmallCap 600® Index, or the small company market capitalization classification published by Morningstar or Lipper, Inc. The Fund defines small-cap companies as those with market capitalizations at the time of purchase at or below the market capitalization of the largest company represented in either the Russell 2000 Index (approximately $14.8 billion as of December 31, 2024) or the S&P SmallCap 600 Index (approximately $8.4 billion as of December 31, 2024). Should the Adviser change the investments used for purposes of this 80% threshold, you will be notified at least 60 days prior to the change.
The Fund seeks to achieve its investment objective by investing primarily in common stocks. The Adviser uses fundamental analysis and other investment techniques to identify stocks of companies that it believes have demonstrated and believes will sustain above-average revenue and earnings growth over time, or which are expected to develop rapid sales and earnings growth in the future when compared to the economy and stock market as a whole. Many such companies are in the technology sector and the Fund may at times have a higher concentration in this industry.
The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets to more promising opportunities.
Principal Risks
The Fund is subject to the following principal investment risks, which you should review carefully and in entirety. An investment in the Fund is not a deposit or other obligation of Thrivent Trust Company or any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal
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agency.The Fund may not achieve its investment objective and you could lose money by investing in the Fund.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.
Growth Investing Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
Equity Security Risk. Equity securities held by the Fund may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, geographic region, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one particular country or geographic region or one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such countries, geographic regions, sectors or industries. Equity securities generally do not move in the same direction at the same time and are generally more volatile than most debt securities.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. The assessment of potential Fund investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Fund’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the value of the Fund.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including regulatory events, economic downturn, government shutdowns, the spread of infectious illness such as the outbreak of COVID-19, public health crises, war, terrorism, social unrest, recessions, natural disasters or similar events.
Technology-Oriented Companies Risk. Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people.
Performance
The following bar chart and table beneath it provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for the indicated periods compare with those of an appropriate broad-based securities market index that represents the overall domestic equity market and more narrowly based indices that reflect the market segments in which the Fund invests. The bar chart and table include the effects of Fund expenses and assume that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as individual retirement accounts.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website at thriventfunds.com or by calling 800-847-4836.
The Fund compares its performance to the Russell 3000® Index, an appropriate broad-based securities market index, to comply with new regulations that require the Fund’s broad-based securities market index to reflect the overall market in which the Fund may invest. The Fund also compares its performance to the Russell 2000® Growth Index and S&P SmallCap 600® Growth Index, which more closely reflect the market segments in which the Fund invests. The index descriptions appear in the "Index Descriptions" section of the prospectus.
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Year-by-Year Total Return
Class S Shares

Best Quarter:	Q2 2020	+39.45%
Worst Quarter:	Q1 2020	(21.86)%
Average Annual Total Returns
(Periods Ending December 31, 2024)
			Since Inception
	1 Year	5 Years	2/28/2018
Class S (before taxes)	10.83%	10.26%	10.32%
Class S (after taxes on distributions)	10.83%	9.99%	9.98%
Class S (after taxes on distributions and redemptions)	6.41%	8.13%	8.24%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	13.25%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	15.15%	6.86%	7.16%
S&P SmallCap® 600 Growth Index (reflects no deduction for fees, expenses or taxes)	9.63%	8.24%	8.33%
Management
Investment Adviser
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:
Name and Title	Portfolio Manager of the Fund Since
Michael P. Hubbard Senior Portfolio Manager	November 2022
Patrick D. Farley, CFA Portfolio Manager	February 2024
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. For IRA or tax-deferred accounts, the minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (thrivent.com), the mobile app, by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund’s distributions may be comprised of taxable ordinary income, taxable capital gains and/or a non-taxable return of capital, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
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A better way to deliver documents. In response to concerns regarding multiple mailings, we send one copy of a prospectus and each annual and semiannual report for Thrivent Mutual Funds to each household. This consolidated mailing process is known as householding. It helps save money by reducing printing and postage costs.
•  If you purchased shares through Thrivent:
If you wish to discontinue householding in the future, you may write to us at 4321 North Ballard Road, Appleton, WI, 54919-0001, or call us at 800-847-4836. We will begin to send separate regulatory mailings within 30 days of when we receive your request. If you wish to receive an additional copy of this Summary Prospectus for Thrivent Mutual Funds, call us at 800-847-4836 or visit thriventmutualfunds.com/prospectus.
•  If you purchased shares from a firm other than Thrivent:
If you wish to discontinue householding in the future or to receive an additional copy of this Summary Prospectus for Thrivent Mutual Funds, contact your financial professional. This Summary Prospectus is also available by visiting thriventmutualfunds.com/prospectus.
Contact Thrivent Mutual Funds
Phone:800-847-4836	Fax:866-278-8363	Web: thriventfunds.com	Email: contactus@thriventfunds.com

Applications, Redemptions, Exchanges & Other Requests: Thrivent Mutual Funds P.O. Box 219348 Kansas City, Missouri 64121-9348	Additional Investments: Thrivent Mutual Funds P.O. Box 219334 Kansas City, Missouri 64121-9334	Express Mail: Thrivent Mutual Funds 801 Pennsylvania Avenue Suite 219348 Kansas City, Missouri 64105
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Summary Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Shares of Thrivent Mutual Funds are not deposits or other obligations of Thrivent Trust Company or any bank, or insured or otherwise protected by the Federal Deposit Insurance Corporation or any other federal agency. Shares of Thrivent Mutual Funds are subject to investment risk, including possible loss of the principal amount invested.
The distributor for Thrivent Mutual Funds is Thrivent Distributors, LLC, a registered broker/dealer, member FINRA and a subsidiary of Thrivent, the marketing name for Thrivent Financial for Lutherans.
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